Balter Event-Driven Fund

Institutional Class (Symbol: BEVIX)

Investor Class (Symbol: BEVRX)

Prospectus

December 29, 2015, as amended January 7, 2016

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Balter Event-Driven Fund

a series of the Northern Lights Fund Trust II (the “Trust”)

TABLE OF CONTENTS

Summary Section	1
Investment Strategies, Related Risks and Disclosure of Portfolio Holdings	9
Investment Objective	9
Principal Investment Strategies	9
Principal Risks of Investing in the Fund	10
Portfolio Holdings Information	16
Management of the Fund	16
The Adviser	16
The Sub-Adviser	17
Portfolio Managers	17
Shareholder Information	18
Choosing a Share Class	18
More About Institutional Class Shares	19
More About Investor Class Shares	19
Share Price	19
How to Purchase Shares	20
How to Redeem Shares	21
Redemption Fee	23
Tools to Combat Frequent Transactions	24
Distribution of Fund Shares	25
Distributions and Taxes	26
Tax Status, Dividends and Distributions	26
Financial Highlights	26
PRIVACY NOTICE	27

Summary Section

Investment Objective. The investment objective of the Balter Event-Driven Fund (the “Fund”) is to seek to generate absolute returns.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.80%	1.80%
Distribution and Service (Rule 12b-1) Fees	0.00%	0.25%
Other Expenses(1) (Investor Class includes 0.05% of Shareholder Servicing Fees)	0.62%	0.67%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	2.43%	2.73%
Fee Waiver/Expense Reimbursement	(0.43%)	(0.43%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	2.00%	2.30%
(1)	These expenses are based on estimated amounts for the Fund's current fiscal year.
(2)	This number represents an estimate for the Fund’s current fiscal year of the combined total fees and operating expenses of underlying funds owned by the Fund and would not be a direct expense incurred by the Fund or deducted from Fund assets
(3)	Pursuant to an operating expense limitation agreement between Balter Liquid Alternatives, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) for the Fund do not exceed 1.99% and 2.29% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2017. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to seek reimbursement from the Fund for fees it waived and Fund expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the lower of the current expense cap or the expense cap in place at the time of the waiver or reimbursement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Institutional Class	$203	$717
Investor Class	$233	$807

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund was not operational during the most recent fiscal year, the Fund’s portfolio turnover rate will not be provided at this time.

Principal Investment Strategies. Under normal market conditions, the Fund will seek absolute returns by investing in equity and debt and debt-like instruments of companies utilizing an event driven strategy. Event-driven investing is

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an investment strategy that seeks to exploit pricing inefficiencies that may occur before or after a corporate event, such as asset sales, mergers & acquisitions, spin-offs, lawsuits, various arbitrages, bankruptcies, defaults, liquidations, restructurings, and recapitalizations, (referred to as “event-driven opportunities”). The Fund will focus on investments in the securities of distressed, stressed and/or out-of-favor companies and special situations, all opportunities where a corporate, legal, regulatory, or other event could lead to a revaluation of certain securities and/or loans of an entity. The Fund seeks to profit from the often significant market inefficiencies surrounding these event-driven opportunities. The Fund may invest in both U.S. and foreign securities (including emerging market securities), and may invest in securities of companies of any market capitalization and in debt securities of any maturity. The Fund may invest in equity securities of any type, including, exchange-traded funds (“ETFs”).

The Fund will invest in “below investment grade” securities and obligations of domestic and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings.

Tiburon Capital Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), practices research intensive, fundamental security selection and bases its investment decisions on internally generated research, and from time to time on research obtained from outside sources. The Fund’s Sub-Adviser takes both long and short positions in a wide range of public and private equity and debt securities, including listed equities, when-issued equities, private equities and Private Investments in Public Equity Securities (“PIPES”), bonds, private placements, put or call options or other derivatives, loans, trade claims, lease paper and other instruments in implementing its strategies and in certain limited cases, these positions are leveraged, either through outright borrowings or through leverage embedded in derivatives acquired by the Fund.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•         Bank Loans Risk. The Fund may invest in bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations.

•         Bankruptcy Claims Risk. The Fund may invest in bankruptcy claims which are amounts owed to creditors of companies in financial difficulty. Bankruptcy claims are illiquid and generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the bankruptcy claim.

•         Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in debt securities, including high-yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities.

•         Counterparty Risk. The Fund is subject to the risk that the issuers or counterparties with whom the Fund engages in derivative transactions will not fulfill their obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.

•         Cyber Security Risk.  As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties

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and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

•	Derivatives Risk. The Fund may invest in derivative instruments, including options, warrants, convertibles and swaps. In general, a derivative contract typically involves leverage, i.e., it provides long or short exposure to a reference instrument thereby providing the potential for gain or loss from a change in the level of the market price of a security, currency in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. In this way, the Fund can obtain market exposure to the reference instrument which is greater than the net assets used to establish the derivative position. The Fund’s investments in derivatives may not perform as anticipated, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures and forward contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates.

•	Distressed Investments Risk. The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

•	Emerging Market Risk. The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Equity Risk. The Fund’s investments in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets, generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment, generally.

•	Event Driven Strategies Risk. Generally, the success of event driven strategies depends on the successful prediction of whether various corporate events will occur or be consummated. Investing in or seeking exposure to companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected to the event, in which case the Fund may experience losses or fail to achieve a
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desired rate of return. The Fund may also incur losses unwinding its event driven and distressed positions in the event that a proposed merger or other corporate event does not occur as expected by the sub-adviser or the sub-adviser determines the position no longer represents an attractive investment opportunity for the Fund and its shareholders. In addition, certain events, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks because of the issuer’s financial fragility and the likelihood that its management has little experience with bankruptcy, and the securities of such companies may be more likely to lose value than the securities of more financially stable companies.

•	Exchange-Traded Funds Risk: Investments in ETFs carry security specific risks and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

•	Fixed Income and Interest Rate Risk. The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income securities and derivatives generally increases. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

•	Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. A portion of the derivatives trades may take place on foreign markets. Neither existing SEC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets.

•	General Risks. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund’s performance. You could lose money by investing in the Fund.

•	Hedging Transactions Risk. The Adviser and Sub-Adviser from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

•	High-Yield and Unrated Securities Risk. The Fund’s exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high-yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

•	Investment in Loans Risk. Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur
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some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high-yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled.

•	Leveraging Risk. The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

•	Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

•	Litigation and Enforcement Risk. Investing in companies involved in significant restructuring tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending against counterclaims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

•	Options Risk. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

•	Management Risk. Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.

•	Non-Diversification Risk: The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

•	PIPEs Risk. The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

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•	Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.

•	Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

•	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund does sell stocks short. The Fund’s losses are potentially unlimited in a short position transaction.

•	Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments.

Performance. The bar chart illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns through December 31, 2014 compare with those of a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund is the successor to the Tiburon Credit Opportunities Master Fund, Ltd. (the “Predecessor Fund”), which transferred its assets to the Institutional Share Class of the Fund in connection with the Fund’s commencement of operations. The Sub-Adviser managed the Predecessor Fund, and the Fund’s investment policies, objective, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of anticipated fees and expenses applicable to the Institutional Class Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different. Please refer to the financial statements of the Predecessor Fund in the Fund’s Statement of Additional Information for additional information on the Predecessor Fund. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at no cost by calling the Fund toll-free at 1-844-322-8112 or on the Fund’s website www.balterliquidalts.com.

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Institutional Class Shares1

Calendar Year Returns as of December 31,

The calendar year-to-date return for the Fund’s Institutional Class shares as of November 30, 2015 was

-3.03%. During the period shown in the bar chart, the best performance for a quarter was 11.52% (for the quarter ended 3/31/2011). The worst performance was -5.77% (for the quarter ended 9/30/2014).

1 The returns shown in the bar chart are for Institutional Class shares. The performance of Investor Class shares will differ due to differences in expenses and sales load charges.

Average Annual Total Returns For the Periods Ended December 31, 2014(1)	One Year	Three Years	Life of Fund(2)
Institutional Class Shares
Return Before Taxes	1.06%	9.97%	10.11%
Return After Taxes on Distributions	1.06%	9.97%	10.11%
Return After Taxes on Distributions and Sale of Fund Shares	0.60%	7.76%	8.04%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	15.45%
Investor Class Shares
Returns Before Taxes	0.76%	9.64%	9.79%
Barclays US Corporate High Yield (reflects no deduction for fees, expenses or taxes)	2.45%	8.43%	9.03%
HFRX Event Driven Index (reflects no deduction for fees, expenses or taxes)	-4.06%	5.00%	2.34%
(1)	This performance information reflects the performance of the Predecessor Fund as adjusted to reflect Institutional Class Shares and Investor Class Shares expenses reflected in the Fee Table. Returns after tax on distributions are not shown because the privately offered fund, unlike a regulated investment company, was not required to make annual distributions to its investors. The Fund expects to make sufficient distributions to qualify and be eligible for treatment as a regulated investment company for tax purposes.
(2)	The Predecessor Fund commenced operations on February 1, 2010.

After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown may not be relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Fund shares are still held at the

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end of the period. After tax returns are shown for only Institutional Class Shares and after tax returns for Investor Class Shares will vary.

The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 7 trillion benchmarked to the index, with index assets comprising approximately USD 1.9 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

The Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. The index was created in 1986, with history backfilled to July 1, 1983.

The HFRX Event Driven Index includes investment managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

Investment Adviser. Balter Liquid Alternatives, LLC serves as the Fund’s investment adviser (the “Adviser”).

Investment Sub-Adviser. Tiburon Capital Management, LLC serves as the Fund’s investment sub-adviser (the “Sub-Adviser”).

Portfolio Managers. The following serves as the Fund’s portfolio managers:

Portfolio Manager	Primary Title	With the Fund Since:
The Adviser
Brad R. Balter, CFA, CEO	Portfolio Manager	December 2015
Jay C. Warner, CFA, CIO	Portfolio Manager	December 2015
Ben R. Deschaine, CAIA	Portfolio Manager	December 2015
The Sub-Adviser
Peter Lupoff	CEO and Co-Portfolio Manager	December 2015
Brian Swain	Managing Director and Co-Portfolio Manager	December 2015

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Balter Event-Driven Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130), or by telephone at 1-844-322-8112. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Fund is $50,000 and $5,000, for Institutional Class and Investor Class, respectively, with a minimum subsequent investment of $500 for each Class. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50. The Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

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Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The primary investment objective of the Fund is to seek to generate absolute returns.

The Fund’s investment objective is not fundamental and may be changed without the approval of shareholders. Shareholders will be given 60 days’ notice of any such change.

Principal Investment Strategies

Principal Investment Strategies. Under normal market conditions, the Fund will seek absolute returns by investing in equity and debt and debt-like instruments of companies utilizing an event driven strategy. Event-driven investing is an investment strategy that seeks to exploit pricing inefficiencies that may occur before or after a corporate event, such as asset sales, mergers & acquisitions, spin-offs, various arbitrages, lawsuits, bankruptcies, defaults, liquidations, restructurings, and recapitalizations, (referred to as “event-driven opportunities”). The Fund will focus on investments in the securities of distressed, stressed and/or out-of-favor companies and special situations, all opportunities where a corporate, legal, regulatory, or other event could lead to a revaluation of certain securities and/or loans of an entity. The Fund seeks to profit from the often significant market inefficiencies surrounding these event-driven opportunities. The Fund may invest in both U.S. and foreign securities (including emerging market securities), and may invest in securities of companies of any market capitalization and in debt securities of any maturity. The Fund may invest in equity securities of any type, including, exchange-traded funds (“ETFs”).

The Fund will invest in “below investment grade” securities and obligations of domestic and non-U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings.

Tiburon Capital Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), practices research intensive, fundamental security selection and bases its investment decisions on internally generated research, and from time to time on research obtained from outside sources. The Fund’s Sub-Adviser takes both long and short positions in a wide range of public and private equity and debt securities, including listed equities, when-issued equities, private equities and Private Investments in Public Equity Securities (“PIPES”), bonds, private placements, put or call options or other derivatives, loans, trade claims, lease paper and other instruments in implementing its strategies and in certain limited cases, these positions are leveraged, either through outright borrowings or through leverage embedded in derivatives acquired by the Fund.

The Fund’s Sub-Adviser:

•	does not have a long only bias (the Fund can be long or short anywhere in a company’s capital structure, depending upon where the best risk adjusted returns reside);
•	does not maintain static portfolio, and the Fund shall actively trade around core positions to mitigate volatility;
•	has a team of investment professionals with extensive investment and structuring experience committed to working together;
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•	has a commitment to an investment philosophy and style that employs a fundamental “bottom up” deep value analysis and keen eye for “revaluation catalysts” that revalue company securities to fair value in a step-function change (see the “BRACE Methodology” below); and
•	has a disciplined and rigorous risk management framework.

The Sub-Adviser’s proprietary BRACE Methodology it is the linchpin of the sub-adviser’s scalable, consistent investment approach that it believes will produce superior risk-adjusted returns while minimizing downside deviation. BRACE is part of the sub-adviser’s investment process, and is required for every trade idea.

The BRACE Methodology has five underlying elements: “B” Bottom-Up: company and industry analysis (deep value based), “R” Revaluation Catalyst: (a hard event that can revalue a company’s securities to fair value in a step function change), “A” Actors Assessment: (assessing the prospective acts of involved financial actors and how their actions can influence outcomes), “C” Capital Structure review: (review credit agreement and all bond indentures to understand priority of interests and differing rights and remedies) and “E” Externalities: macro, process, technical, legal (the outward looking element – investment landscape and macro considerations, knowledge of key dates such as interest payment dates, maturities, court dates and quarterly results; assessment of market technical data such as competitor liquidations, dealer exposures).

In addition to the principal investment strategies discussed above, the Adviser may lend the Fund’s securities to broker-dealers or other institutions to earn income for the Fund.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods, 100% of the Fund’s assets may be invested in short-term, high-quality fixed income investments, cash or cash equivalents. In addition, during such periods, the Fund may invest its net assets in certain other derivatives, primarily forward contracts, interest rate swaps, total return swaps, and credit default swaps. Temporary defensive positions may be initiated by the Sub-Adviser when market conditions make pursuing its investment strategy used for the Fund inconsistent with the best interests of the Fund. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

Principal Risks of Investing in the Fund

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The principal risks of investing in the Fund are:

Bank Loans Risk. The Fund may invest in bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the sub-adviser compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

Bankruptcy Claims Risk. The Fund may invest in bankruptcy claims which are amounts owed to creditors of companies in financial difficulty. Bankruptcy claims are illiquid and generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the bankruptcy claim. The markets in bankruptcy claims are not generally regulated by U.S. federal securities laws or the SEC. Because bankruptcy claims are frequently unsecured, holders of such claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding. In addition, under certain circumstances, payments and distributions may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

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Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in debt securities, including high-yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Counterparty Risk. The Fund is subject to the risk that the issuers or counterparties with whom the Fund engages in derivative transactions will not fulfill their obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. In addition, the Fund may invest in non-futures linked derivatives, which may be centrally cleared. Such central clearing may mitigate, but not eliminate, the counterparty risk associated with such investments.

Cyber Security Risk.  As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions.  Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers.  Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Derivatives Risk. The Fund may invest in derivative instruments, including options, warrants, convertibles and swaps. In general, a derivative contract typically involves leverage, i.e., it provides long or short exposure to a reference instrument thereby providing the potential for gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. In this way, the Fund can obtain market exposure to the reference instrument which is greater than the net assets used to establish the derivative position. The Fund’s investments in derivatives may not perform as anticipated, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are subject to the risk that changes in the value of a derivative may not correlate with the underlying asset, rate or index. Futures and forward contract prices, and the prices of the related contracts in which the Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Certain derivatives also expose the Fund to counterparty risk, which is described above. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to increased counterparty risk. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain of the Fund’s transactions in futures, swaps, and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely affect the Fund’s after-tax returns. Investing in derivatives may result in a form of leverage and subject the Fund to leverage risk, which is described below.

Distressed Investments Risk. The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Fund’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. These investments may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation

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proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. The Adviser’s or Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Emerging Market Risk. The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Equity Risk. The Fund’s investments in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets, generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment, generally.

Event Driven Strategies Risk. Generally, the success of event driven strategies depends on the successful prediction of whether various corporate events will occur or be consummated. Investing in or seeking exposure to companies in anticipation of an event carries the risk that the event may not happen or may take considerable time to unfold, it may happen in modified or conditional form, or the market may react differently than expected to the event, in which case the Fund may experience losses or fail to achieve a desired rate of return. For example, the consummation of mergers, exchange offers, tender offers and other similar transactions or of restructurings, liquidations, spin-offs or other special situations can be prevented or delayed, or the terms changed, by a variety of factors. If the proposed transaction later appears unlikely to be consummated or is delayed, the market price of the securities may decline by more than the difference between the purchase price and the anticipated consideration to be paid, resulting in a loss to the Fund. The Fund may also incur losses unwinding its event driven and distressed positions in the event that a proposed merger or other corporate event does not occur as expected by the sub-adviser or the sub-adviser determines the position no longer represents an attractive investment opportunity for the Fund and its shareholders. In addition, certain events, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks because of the issuer’s financial fragility and the likelihood that its management has little experience with bankruptcy, and the securities of such companies may be more likely to lose value than the securities of more financially stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations. Event driven strategies may fail when adequate information about the event is unavailable or information available is improperly analyzed. The actions of other market participants may also disrupt the events on which the Fund’s strategy depends. The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy. Accordingly, the Fund can be expected to underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

Exchange-Traded Funds Risk. Investment in ETFs carry security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.

Fixed Income and Interest Rate Risk. The value of the Fund’s investments in fixed income investments and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed

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income investments and derivatives owned by the Fund. On the other hand, if rates fall, the value of fixed income investments and derivatives generally increases. Investments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than investments with shorter durations. Any U.S. Federal Reserve System revisions to its current policy of maintaining the federal rates at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market to support U.S. economic recovery will likely have a negative effort on the value of most fixed income investments and result in an increase in price volatility of fixed income investments.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. A portion of the derivatives trades may take place on foreign markets. Neither existing SEC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with portfolio transactions are often higher in foreign countries than the United States. Additionally, investments in securities of foreign issuers, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies, particularly in emerging markets, may be less stable than the U.S. government and the U.S. economy.

General Risk. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments. There is risk that these and other factors may adversely affect the Fund’s performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Hedging Transactions Risk. The Adviser and Sub-Adviser from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).

High-Yield and Unrated Securities Risk. The Fund may invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High-yield securities generally pay higher yields (greater income) than investment in higher quality securities; however, high yield securities may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments. Successful investment high yield securities and unrated securities of similar quality involves greater investment risk and is highly dependent on the Advisor’s credit analysis. The value of these securities often fluctuates in response to company, political or economic developments and declines significantly over short periods of time or during periods of general economic difficulty. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the ability of the Fund to sell these securities (liquidity risk). These securities can also be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

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Investment in Loans Risk. Loans, such as syndicated bank loans, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans and unfunded commitments, may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high-yield securities. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligation of the borrower. The Fund could also have its interest subordinated to other indebtedness of the obligor. As a result, a loan may not be fully collateralized and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled. Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Debt securities rated below “BBB” category by S&P or “Baa” category by Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid. Certain loans may be subject to restrictions on resale or assignment. The Fund may have difficulty in disposing of loans in a timely fashion, which could result in losses to the Fund. Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. The Fund values its assets daily. However, because the secondary market for loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available. The Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

Leveraging Risk. The Fund may invest in leveraged instruments in pursuit of its investment objective. The more the Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The use of leverage also may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

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Liquidity Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell a particular security or derivative instrument within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Advisor may be required to fair value the investments.

Litigation and Enforcement Risk. Investing in companies involved in significant restructuring tends to involve increased litigation risk. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved on a bankruptcy or creditors’ committee. The expense of asserting claims (or defending against counterclaims) and recovering any amounts pursuant to settlements or judgments may be borne by the Fund. Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

Management Risk. Management risk is the risk that the investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Fund to lose value.

Non-Diversification Risk. The Fund is classified as non-diversified under the 1940 Act. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.

PIPEs Risk. The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, as amended, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Restricted Securities Risk. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.

Options Risk. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

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Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Securities Lending Risk. The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each of the Funds is responsible for any loss that might result from its investment of the borrower’s collateral.

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Sub-Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund does sell stocks short. The Fund’s losses are potentially unlimited in a short position transaction.

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Management of the Fund

The Adviser

The Fund has entered into an Investment Advisory Agreement (“Advisory Agreement”) with Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, Massachusetts 02110, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 1.80% of the Fund’s average daily net assets, payable on a monthly basis. The Adviser is registered as an investment adviser with the SEC and is registered as a commodities pool operator with the U.S. Commodity Futures Trading Commission.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reduce its management fees and/or pay expenses of the Fund to ensure that the total amount of Fund operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) do not exceed 1.99% and 2.29% of the Fund’s average net assets, for Institutional Class and Investor Class shares, respectively, through February 28, 2017, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent fiscal years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is

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permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.

The Sub-Adviser

The Adviser, on behalf of the Fund, has entered into a sub-advisory agreement with Tiburon Capital Management, LLC, and the Adviser compensates the Sub-Adviser out of the investment advisory fees it receives from the Fund. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Fund’s portfolio manager (see “Portfolio Managers” below). The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Adviser. The SEC has granted an exemptive order with respect to the Adviser, which extends to other registered investment companies advised by the Adviser, including the Fund, that permits the Adviser, subject to certain conditions, to terminate existing Sub-Advisers or hire new Sub-Advisers for the Fund, to materially amend the terms of particular agreements with Sub-Advisers or to continue the employment of existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Sub-Advisers when the Board of Trustees and the Adviser feel that a change would benefit the Fund. Within 90 days of retaining a new Sub-Adviser, shareholders of the Fund will receive notification of the change. The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.

The Adviser has entered into a sub-advisory agreement with Tiburon Capital Management, LLC. The Adviser compensates the Sub-Adviser out of its investment advisory fee it receives from the Fund. The Sub-Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Sub-Adviser for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of the Sub-Adviser recommended by the Adviser.

Tiburon Capital Management, LLC, 1345 Avenue of the Americas, 3rd floor, New York, NY 10105, serves as the Sub-Adviser to the Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Tiburon Capital Management, LLC is registered as an investment adviser with the SEC. Tiburon Capital Management, LLC was founded in 2009.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

Portfolio Managers

The following provides additional information about the Sub-Adviser and its portfolio managers who are responsible for the day-to-day management of the Fund’s assets. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of investments in the Fund.

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The Adviser

Brad R. Balter, CFA. Mr. Balter is the Co-Founder, Managing Partner, and CEO of BCM and the Adviser, is a co-portfolio manager of the Fund. He has worked in the financial services industry since 1992 and currently manages BCM’s fund-of-fund products and customized portfolios. Prior to forming BCM, he was a Managing Director at Citigroup Global Markets.

Jay C. Warner, CFA. Mr. Warner is a Co-Founder, Partner and Chief Investment Officer of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2005, Mr. Warner was a Financial Analyst in middle market sales for Citigroup Global Markets and was a generalist at The Segalas Group, a long/short equity hedge fund.

Benjamin R. Deschaine. Mr. Deschaine is a Senior Research Analyst of BCM and the Adviser, is a co-portfolio manager of the Fund. Prior to 2012, Mr. Deschaine was a Managing Director at Sabretooth Capital Management, LLC, a global multi-strategy hedge fund affiliated with Tiger Management and a Portfolio Manager and Senior Analyst at Federal Street Advisors.

The Sub-Adviser

Peter Lupoff. Peter Lupoff is the founding member of Tiburon Capital Management, LLC. Mr. Lupoff was previously a portfolio manager and Millennium Management LLC and Robeco WPG where he ran substantially similar strategies to those he employs for Tiburon Capital Management, LLC. Mr. Lupoff began his nearly 20 years of investment experience in this sector of the alternatives market in 1990 with MJ Whitman, Inc. At Whitman, Mr. Lupoff was a partner, member of the Board of Directors, portfolio manager and trader. He managed all activities as principal and agent in distressed private obligations for Whitman funds. After seven years, he spent one year at Lehman Brothers as a senior vice president where he traded and managed distressed private obligations for Lehman’s distressed/high yield proprietary unit and then five years doing restructurings, turn-around management and small, private direct investments via Tiburon Holdings, LLC. In 2003, Mr. Lupoff joined Schultze Asset Management LLC (“Schultze) where, as a managing director, he was involved in every facet of Schultze’s managed funds. The firm was named GAIM Top Performing Emerging Distressed Manager in 2004. He then spent eight months with EagleRock Capital Management, LLC where his responsibilities included portfolio management and research analysis and trading of distressed and high yield securities. EagleRock was named MARHedge’s Top Performing Event-Driven Manager in 2005. Mr. Lupoff’s prior investment experience includes CIBC, Bank of New York and Integrated Resources. Mr. Lupoff holds a B.A. degree from Hofstra University and an MBA degree from Fordham University. Mr. Lupoff is a Member of Professional Risk Manager’s International Association (“PRMIA”), International Association of Financial Engineer.

Brian Swain, CFA. Mr. Swain has over 20 years of alternative investment experience. He is the founding principal of Quattro Global Capital, LLC and served as its Chief Investment Officer and US Portfolio Manager since its inception in 1998 until 2012. He was Managing Director, Director of Research, and Portfolio Manager of Special Situations portfolio at The Palladin Group, L.P. (1992-1998) and Analyst at The Penn Mutual Life Insurance Company (1988-1992). He has extensive product management, analytical and trade structuring experience in convertible, high yield, derivatives, private securities and risk structures and is a Chartered Financial Analyst (CFA) Charter holder and a member of the Association of Investment Management and Research, as well as of the New York Society of Security Analysts. He has a BS in Finance from the Pennsylvania State University.

Shareholder Information

Choosing a Share Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares. The Fund has registered two classes of shares – Institutional Class shares and Investor Class shares. The different classes of shares represent investments in the same portfolio of securities, but the classes generally offered through different distribution channels and are subject to different expenses and may have different share prices as outlined below:

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•	Institutional Class shares are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.

•	Investor Class shares are sold without an initial sales charge, but are subject to a 0.25% Rule 12b-1 distribution and/or shareholder servicing fee and a 0.05% of shareholder servicing fee.

Each class of shares is subject to a redemption fee equal to 1.00%.

More About Institutional Class Shares

Institutional Class shares may be purchased without the imposition of any sales charges. The Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund. Institutional Class shares are sold at NAV without an initial sales charge, and are not subject to 12b-1 distribution fees. The minimum initial investment in Institutional Class shares of the Fund is $50,000. The minimum subsequent investment in Institutional Class shares of the Fund is $500.

More About Investor Class Shares

Investor Class shares of the Funds are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Investor Class shares include a 0.05% of Shareholder Servicing Fee. Investor Class shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of an Investor Class shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Investor Class shares of the Fund is $5,000. The minimum subsequent investment in Investor Class shares of the Fund is $500. For Retirement Accounts and Automatic Investment Plans, the minimal initial investment in Investor Class shares is $1,000, with a minimum subsequent investment of $50.

Share Price

The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.

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In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

How to Purchase Shares

The Fund offers two classes of shares so that you can choose the class that best suits your investment needs: Institutional Class and Investor Class shares. The main differences between the classes are the ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Fund represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Purchase by Mail. To purchase the Fund’s shares, simply complete and sign the Account Application and mail it, along with a check made payable to “Balter Event-Driven Fund” to:

via Regular mail:	via Overnight mail:
Balter Event-Driven Fund	Balter Event-Driven Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Purchase through Brokers. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Purchase by Wire. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-844-322-8112 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are

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received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan. You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Fund at 1-844-322-8112 for more information about the Fund’s Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at the Fund’s discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Balter Event-Driven Fund.” The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 1-844-322-8112.

How to Redeem Shares

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

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via Regular mail:	via Overnight mail:
Balter Event-Driven Fund	Balter Event-Driven Fund
c/o Gemini Fund Services, LLC	c/o Gemini Fund Services, LLC
P.O. Box 541150	17605 Wright Street, Suite 2
Omaha, NE 68154	Omaha, NE 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-844-322-8112. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan (for Investor Class shares only): If your individual accounts, IRA or other qualified plan account have a current account value of at least $5,000, you may participate in the Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Fund at 1-844-322-8112 for more information about the Fund’s Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

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Good Order:  Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•         The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•         The request must identify your account number;

•         The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•         If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•	you request a redemption to be made payable to a person not on record with the Fund;
•	you request that a redemption be mailed to an address other than that on record with the Fund;
•	the proceeds of a requested redemption exceed $50,000;
•	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or
•	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances:  If at any time your account balance falls below $1,000 for Institutional and Investor Class accounts, the Fund may notify you that, unless the account is brought up to the minimum investment amount within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

Redemption Fee

The Fund will deduct a 1.00% redemption fee on the redemption amount if you sell your shares less than 60 days after purchase or shares held less than 60 days are redeemed for failure to maintain the Fund’s balance minimum. See Low Balances for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 1% fee.

Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Fund has elected not to impose the redemption fee for:

•	Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
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•	Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
•	Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;
•	Involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; or
•	Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where the Fund, in its discretion, believes it is appropriate in the circumstances.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy,”
•	Rejecting or limiting specific purchase requests, and
•	Charging a 1.00% redemption charge if shares are held less than 60 days.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Fund to help offset any cost associated with such short-term trading. The Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the

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omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding. To reduce expenses, the Fund mails only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-844-322-8112 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

Shares of one of the Class of the Fund will not be exchangeable for shares of other Classes.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 17605 Wright Street, Omaha, NE 68130, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution and Shareholder Servicing (12b-1) Plan

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act applicable to the Investor Class shares. Under the 12b-1 Plans, the Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for Investor Class shares. The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Shareholder Servicing Plan

The Trust has also adopted a Shareholder Service Plan under which the Fund may pay a fee of up to 0.05% of the average daily net assets of the Fund’s Investor Class for shareholder services provided to the Fund by financial institutions.

Because the Fund pays shareholder service fees on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash

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compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

Dividends from net investment income are generally made at least annually. Capital gain distributions from net profits from the sale of investments are generally made at least annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

Financial Highlights

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

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PRIVACY NOTICE

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-402-493-4603

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Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•         CLS Investments, LLC

•         NorthStar Financial Services Group, LLC

•         NorthStar CTC Holdings, Inc.

•         NorthStar Topco, LLC

•         Blu Giant, LLC

•         Gemini Fund Services, LLC

•         Gemini Alternative Funds, LLC

•         Gemini Hedge Fund Services, LLC

•         Northern Lights Compliance Services, LLC

•         Northern Lights Distributors, LLC

•         Orion Advisor Services, LLC

•         Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

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Investment Adviser

Balter Liquid Alternatives, LLC

125 High Street, Oliver Street Tower, Suite 802

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Legal Counsel

Alston & Bird, LLP

950 F Street NW

Washington, D.C. 20004

Custodian

U.S. Bank, National Association

1555 North River Center Drive

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Balter Event-Driven Fund

a series of the Northern Lights Fund Trust II

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or make general inquiries about the Fund by calling the Fund (toll-free) at 1-844-322-8112, or by writing to:

Balter Event-Driven Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Information is also available at www.balterliquidalts.com.

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	for a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

_____________________________________________

(The Trust’s SEC Investment Company Act file number is 811-22549)